Exhibit 99.3

American Public Education, Inc. (NASDAQ: APEI) is a leading education services provider founded to prepare adult learners for service and leadership in a diverse global economy. The Company offers respected, innovative and affordable educational programs and services to students, universities and partner organizations through wholly owned subsidiaries: American Public University System (APUS) and Hondros College of Nursing. Together, these institutions serve more than 112,000 adult learners worldwide and offer over 100 degree programs in fields ranging from homeland security, military studies, intelligence, and criminal justice to technology, business administration, public health, nursing and liberal arts. American Public University System is accredited by the Higher Learning Commission (HLC), www.ncahlc.org, 312-263-0456. Hondros College of Nursing is accredited by the Accrediting Council for Independent Colleges and Schools (ACICS), 750 First Street, NE Suite 980, Washington, DC 20002 (www.acics.org, 202-336-6780). HLC and ACICS are accrediting agencies recognized by the U.S. Department of Education and the Council for Higher Education Accreditation. APEI STRATEGY Our strategy builds on the core strengths of quality, affordability and innovation, which have helped establish our reputation for best practices in higher education. Moving forward, our plan is to continue expanding our presence in military, civilian and nursing communities primarily through building relationships and referrals. As the higher education landscape changes, we will support the success of our students through technological innovation. In addition, we plan to expand our program offerings, especially in high-demand fields, and we will actively pursue promising new frontiers in education through strategic partnerships, investments and acquisitions.   NOTE: Past performance is not indicative of future results. Additional information, including important details Contact Chris Symanoskie about risk factors, can be found in the company’s filings with the U.S. Securities and Exchange Commission, Vice President, Investor Relations www.sec.gov. 703-334-3880 or csymanoskie@apus.edu   AMERICAN PUBLIC UNIVERSITY SYSTEM  An online institution of higher learning serving the needs of military, public service and civilian communities through American Military University (AMU) and American Public University (APU). ENROLLMENT AND REGISTRATIONS For the three months ended December 31,  2014  2013  % Change   Net Course Registrations by New Students  19,000  20,300  -6%   Net Course Registrations  101,800  95,400  7%   For the twelve months ended December 31,  2014  2013  % Change    Net Course Registrations by New Students Net Course Registrations Active Student Enrollment 73,100 79,300 -8% 403,900 409,700 -1% 111,000 112,400 -1% Net course registrations represent the aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. Student enrollment represents the number of students enrolled in one or more courses after the date by which they may drop the course without financial penalty.   REGISTRATIONS BY PRIMARY FUNDING SOURCE For the twelve months ended December 31, 2014   ¦ Federal Student Aid (Title IV) ¦  Department of Defense Tuition Assistance (TA)   ¦ Veteran’s Benefits (VA)   ¦  Cash & Other Sources     TUITION Combined tuition, fees, and books are roughly 20% less for undergraduate, and 33% less for graduate students than the average in-state rates at a public university.1 AT-A-GLANCE AS OF DECEMBER 31, 2014 Avg. Age of Students: 33 years Avg. Undergraduate Class Size: 19 students Gender Ratio: 63% male/37% female Avg. Courses Per Year: 3 Military/4 Civilian Faculty: 420 Full-Time/1,820 Adjunct Staff: 1,010 Full-Time/20 Part-Time   AMU & APU GRADUATES 10,400 Graduates in 2014 46,000+ Alumni 45%+ of APUS undergraduate alumni return for second degree2 45%+ of APUS students referred by others Enrollment by degree level   ¦ Associates ¦ Bachelors   ¦ Masters    Enrollment by school   ¦ Security & Global Studies ¦  Business   ¦  Arts & Humanities   ¦  Science, Technology, Engineering & Math   ¦  Public Service & Health   ¦  Education     1. For additional details, visit www.amu.apus.edu/tuition-and-finance/tuition-and-fees/   2. Represents returning undergraduate students from 2012 conferrals.   3. Hondros College of Nursing was acquired by APEI, effective November 1, 2013.